UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019 (January 24, 2019)

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

ITEM 1.01.       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 29, 2019, Aldeyra Therapeutics, Inc. (the “Company”), announced that it entered into an Agreement and Plan of Merger dated as of January 24, 2019 (the “Merger Agreement”) by and among the Company, Helio Vision, Inc., a Delaware corporation (“Helio”), Halo Merger Sub, Inc. a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub 1”) and Halo Merger Sub, LLC., a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub 2”) and a securityholder’s representative. Pursuant to the Merger Agreement, at the closing on January 28, 2019, the Company acquired Helio, a privately-held biotechnology company developing a therapy for proliferative vitreoretinopathy (“PVR”), a rare inflammatory fibroproliferative disorder that leads to severe retinal scarring and blindness, and is the leading cause of failure of retinal reattachment surgery.

Pursuant to the terms and conditions of the Merger Agreement, Merger Sub 1 merged with and into Helio, with Helio being the surviving corporation, and Helio as the surviving corporation then merged with and into Merger Sub 2, with Merger Sub 2 being the final surviving company and a wholly-owned subsidiary of the Company (the “Merger”). At the effective time of the Merger, each outstanding share of common stock and preferred stock of Helio was cancelled and became entitled to receive a portion of the Merger Consideration (defined below).

As a result of the Merger, the Company will initially issue an aggregate of 1,150,990 shares of its common stock, par value $0.001 per share (the “Common Stock”), to the former securityholders and an advisor of Helio (the “Closing Consideration”). In addition, the Company, subject to the conditions of the Merger Agreement, will be obligated to make additional payments to the former securityholders of Helio as follows: (a) $2,500,000 of Common Stock on the date that is 24 months following the Closing Date (as defined in the Merger Agreement), (b) $10,000,000 of Common Stock following approval by the U.S. Food and Drug Administration of a new drug approval application (“NDA Approval”) for the prevention and/or treatment of proliferative vitreoretinopathy or a substantially similar label (“PVR”) prior to the 10th anniversary of the Closing Date, and (c) $2,500,000 of Common Stock following NDA Approval of an indication (other than PVR) prior to the 12th anniversary of the Closing Date (such payments, in the aggregate, the “Milestone Consideration,” and together with the Closing Consideration, the “Merger Consideration”), provided that the aggregate Merger Consideration shall not exceed $25,000,000 and in no event shall the Company be obligated to issue more than 5,248,885 shares of Common Stock. The number of shares of Common Stock to be issued with respect to the Milestone Consideration will be determined based on volume weighted average trading price of the Common Stock on The Nasdaq Capital Market at the time of such issuance as set forth in the Merger Agreement. The Company agreed to use commercially reasonably efforts to develop and obtain regulatory approval for the Helio product candidate. In the event of the Company’s breach of such covenant, subject to the terms and conditions of the Merger Agreement, the Helio product candidate and related intellectual property rights may revert back to an entity designated by the securityholder’s representative.

Additionally, in the event of certain change of control or divestitures by the Company, certain former convertible noteholders of Helio will be entitled to a tax gross-up payment in an amount not to exceed $1,000,000 in the aggregate.

The Merger Agreement contains customary representations, warranties, covenants and indemnities of each of the Company and Helio.

The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of the Merger Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Merger Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the Company and Helio in connection with negotiating their respective terms, including information contained in confidential schedules that the parties exchanged in connection with signing the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders of the Company. For the foregoing reasons, none of the Company’s stockholders or any other person should rely on such representations and warranties, or any characterizations thereof, as statements of factual information at the time they were made or otherwise.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

ITEM 2.01.       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

The shares of Common Stock issuable pursuant to the Merger Agreement as Merger Consideration will be issued in reliance on an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or Regulation D promulgated thereunder, as a transaction by an issuer not involving a public offering.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

ITEM 8.01       OTHER EVENTS.

On January 29, 2019, the Company issued a press release announcing the closing of the Merger. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

(a)(1) and (b)(1) Financial Statements.

Pursuant to Item 9.01(a)(1) and (b)(1) and the requirements of Regulation S-X, the Company will determine the significance of the Merger in relation to the Company’s 2018 financial results to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and will file financial statements and pro forma financial information for the Merger by amendment to this Current Report on Form 8-K, if required.

(a)

Financial Statements of Businesses Acquired. Financial statements for the Merger will be filed, if required, by amendment hereto no later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(b)

Pro Forma Financial Information. Pro forma financial information for the Merger will be filed, if required, by amendment hereto not later than 71 days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated as of January  24, 2019, by and among Aldeyra Therapeutics, Inc., Helio Vision, Inc., Halo Merger Sub, Inc., Halo Merger Sub, LLC and Josef von Rickenbach, as the Securityholder Representative.

99.1	Press Release of Aldeyra Therapeutics, Inc., dated January 29, 2019.

* The schedules and exhibits to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K under the Securities Act. The Company agrees to furnish as a supplement a copy of any omitted schedules or exhibits to the Agreement and Plan of Merger to the Securities and Exchange Commission upon request, provided that the Company may request confidential treatment for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2019	ALDEYRA THERAPEUTICS, INC.

	By:	/s/ Joshua Reed
	Name:	Joshua Reed
	Title:	Chief Financial Officer